UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2026

Intapp, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40550	46-1467620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 Park Blvd
Palo Alto, California		94306
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 852-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

Third A&R Registration Rights Agreement

On July 1, 2026, Intapp, Inc. (the “Company”), Anderson Investments Pte. Ltd. (“Anderson”), Aranda Investments Pte. Ltd. (“Aranda” and, together with Anderson and each individually, the “Investor”) and John Hall entered into a Third Amended and Restated Registration Rights Agreement (the “Third A&R Registration Rights Agreement”) amending and restating the existing Second Amended and Restated Registration Rights Agreement, dated as of July 2, 2021 (the “Prior Agreement”). The Third A&R Registration Rights Agreement amends the Prior Agreement by, among other things, extending the term of the Prior Agreement until such time as the Investor holds less than five percent (5%) of the then outstanding common stock of the Company; adding Aranda, an affiliate of Anderson, as a party thereto; and making certain other immaterial amendments to the Prior Agreement. The material terms of the Third A&R Registration Rights Agreement are otherwise substantially the same as those of the Prior Agreement.

The information set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2021 with respect to the Prior Agreement is incorporated into this Item 1.01 by reference. The foregoing description of the Third A&R Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third A&R Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Third Amended and Restated Registration Rights Agreement, dated July 1, 2026, by and among Intapp, Inc., Anderson Investments Pte. Ltd., Aranda Investments Pte. Ltd. and John Hall
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intapp, Inc.

Date: July 7, 2026	By:	/s/ Steven Todd
Name: Steven Todd
Title: General Counsel